Intangible Assets, Net - Schedule of Estimated Amortization Expenses for the Intangible Assets (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2024 CNY (¥)	Dec. 31, 2024 USD ($)	Jun. 30, 2024 CNY (¥)	Jun. 30, 2024 USD ($)	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)
Schedule of Estimated Amortization Expenses for the Intangible Assets [Abstract]
2024	¥ 70	$ 10			¥ 70	$ 10
2025	¥ 61	$ 8			70	10
2026					61	8
Amortization expenses for intangible assets			¥ 167	$ 23	¥ 201	$ 28	¥ 286